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                            NRG SUBSIDIARIES


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     SUBSIDIARY                                                             State Formation


     NRG ENERGY, INC.                                                       DELAWARE
     Ardaric Pty Limited                                                    Australia
     Ashputtel Pty Limited                                                  Australia
     Bioconversion Partners, L.P.                                           California
     Cadillac Renewable Energy LLC                                          Delaware
     Center SynCoal Partnership, L.P.                                       Delaware
     Cobee Holdings Inc.                                                    Delaware
     Collinsville Operations Pty Ltd                                        Australia
     Collinsville Power Joint Venture (unincorporated)                      Australia
     Compania Boliviana de Energia Electrica S.A.                           Nova Scotia
     Coniti Holding B.V.                                                    Netherlands
     Cypress Energy Partners, Limited Partnership                           Delaware
     ECK Generating, s.r.o.                                                 Czech Republic
     Elk River Resource Recovery, Inc.                                      Minnesota
     Energeticke Centrum Kladno, s.r.o.                                     Czech Republic
     Energy Developments Limited                                            Australia
     Enfield Energy Centre Limited                                          England
     Fresh Kills Cogen Inc.                                                 Delaware
     Gladstone Power Station Joint Venture (unincorporated)                 Australia
     Graystone Corporation                                                  Minnesota
     Gunwale B.V.                                                           Netherlands
     Horizon Energy Partnership                                             Australia
     Horizon Energy Management Pty Ltd                                      Australia
     Horizon Energy Projects Pty Ltd                                        Australia
     Hunneric Pty Limited                                                   Australia
     Interenergy Limited                                                    Ireland
     Jackson Valley Energy Partners, L.P.                                   California
     Kiksis B.V.                                                            Netherlands
     Kissimee Power Partners, Limited Partnership                           Delaware
     Kladno Power (No. 1) B.V.                                              Netherlands
     Kladno Power (No. 2) B.V.                                              Netherlands
     Kraftwerk Schkopau Betriebsgesellschaft mbH                            Germany
     Kraftwerk Schkopau GbR                                                 Germany
     Lambique Beheer B.V.                                                   Netherlands
     Le Paz Incorporated                                                    Minnesota
     Louisiana Energy Services, L.P.                                        Delaware


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     SUBSIDIARY                                                             State Formation

     Louisiana Generating LLC                                               Delaware
     MIBRAG B.V.                                                            Netherlands
     Matra Powerplant Holding B.V.                                          Netherlands
     Minnesota Farm Company, L.L.C.                                         Delaware
     Minnesota Waste Processing Company, L.L.C.                             Delaware
     Mitteldeutsche Braunkohlengesellschaft mbH (MIBRAG mbH)                Germany
     NEO Corporation                                                        Minnesota
     NRG Australia, Ltd.                                                    Delaware
     NRG Cadillac Inc.                                                      Delaware
     NRG Collinsville Operating Services Pty Ltd                            Australia
     NRG del Coronado Inc.                                                  Delaware
     NRG Energeticky Provoz s.r.o.                                          Czech Republic
     NRG Energy CZ, s.r.o.                                                  Czech Republic
     NRG Energy Center, Inc.                                                Minnesota
         d/b/a Minneapolis Energy Center
     NRG Energy Development GmbH                                            Germany
     NRG Energy Jackson Valley I, Inc.                                      California
     NRG Energy Jackson Valley II, Inc.                                     California
     NRG Energy Ltd.                                                        England
     NRG Generating (U.S.) Inc.                                             Delaware
     NRG Gladstone Operating Services Pty Ltd                               Australia
     NRG Gladstone Superannuation Pty Ltd                                   Australia
     NRG Hartford, Inc.                                                     Delaware
     NRG Hazleton Inc.                                                      Delaware
     NRG Hazleton II Inc.                                                   Delaware
     NRG International, Inc.                                                Delaware
     NRG (Morris) Cogen, LLC                                                Delaware
     NRG Morris Inc.                                                        Delaware
     NRG Operating Services, Inc.                                           Delaware
     NRG Parlin Inc.                                                        Delaware
     NRG San Diego Inc.                                                     Delaware
     NRG Services Corporation                                               Delaware
     NRG Sunnyside Inc.                                                     Delaware
     NRG Sunnyside Operations GP Inc.                                       Delaware
     NRG Sunnyside Operations LP Inc.                                       Delaware
     NRGenerating Holdings (No. 1) B.V.                                     Netherlands
     NRGenerating Holdings (No. 3) B.V.                                     Netherlands
     NRGenerating Holdings (No. 4) B.V.                                     Netherlands
     NRGenerating Holdings (No. 5) B.V.                                     Netherlands
     NRGenerating Holdings (No. 6) B.V.                                     Netherlands
     NRGenerating Holdings (No. 7) B.V.                                     Netherlands
     NRGenerating Holdings (No. 8) B.V.                                     Netherlands
     NRGenerating Holdings (No. 9) B.V.                                     Netherlands
     NRGenerating Holdings (No. 10) B.V.                                    Netherlands


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     SUBSIDIARY                                                             State Formation


     NRGenerating Holdings (No. 11) B.V.                                    Netherlands
     NRGenerating International B.V.                                        Netherlands
     NRGenerating Rupali B.V.                                               Netherlands
     New Roads Generating LLC                                               Delaware
     Norstar Energy Operations, L.L.C.                                      Delaware
     Norstar Power Company, L.L.C.                                          Delaware
     North American Thermal Systems Limited Liability Company               Ohio
     O'Brien California Cogen Limited                                       California
     O'Brien Cogeneration, Inc. II                                          Delaware
     Okeechobee Power I, Inc.                                               Delaware
     Okeechobee Power II, Inc.                                              Delaware
     Okeechobee Power III, Inc.                                             Delaware
     Oklahoma Loan Acquisition Corporation                                  Delaware
     P.T. Dayalistrik Pratama                                               Indonesia
     Pittsburgh Thermal, Limited Partnership                                Delaware
     Powder River SynCoal Partnership, L.P.                                 Delaware
     Power Operations, Inc.                                                 Delaware
     RSD Power Partners, L.P.
     Rosebud SynCoal Partnership                                            Colorado
     Saale Energie GmbH                                                     Germany
     Saale Energie Services GmbH                                            Germany
     Sachsen Holding B.V.                                                   Netherlands
     San Francisco Thermal, Limited Partnership                             Delaware
     San Joaquin Valley Energy I, Inc.                                      California
     San Joaquin Valley Energy IV, Inc.                                     California
     San Joaquin Valley Energy Partners I, L.P.                             California
     San Joaquin Valley Energy Partners IV, L.P.                            California
     Scoria Incorporated                                                    Minnesota
     Scudder Latin American Power I-C L.D.C.                                Cayman Islands,
                                                                            British West Indies
     Scudder Latin American Power I-P L.D.C.                                Cayman Islands,
                                                                            British West Indies
     Sunnyside Cogeneration Associates                                      Utah
     Sunnyside Operations Associates L.P.                                   Delaware
     Sunshine State Power B.V.                                              Netherlands
     Sunshine State Power (No. 2) B.V.                                      Netherlands
     Tosli Investments B.V.                                                 Netherlands
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